            Report of Independent Registered Public Accounting Firm


To the Trustees and Shareholders of Columbia Funds Variable Series Trust II

In planning and performing our audits of the financial statements of the Variable Portfolio - Aggressive Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Conservative Portfolio, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - International Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Dividend Opportunity Fund (formerly Columbia Variable Portfolio - Diversified Equity Income Fund), Columbia Variable Portfolio - Short Duration U.S. Government Fund, Columbia Variable Portfolio - S&P 500 Index Fund, Columbia Variable Portfolio - Select Large-Cap Value Fund, Columbia Variable Portfolio - Mid Cap Value Opportunity Fund, Columbia Variable Portfolio - Select Smaller-Cap Value Fund, Columbia Variable Portfolio - Seligman Global Technology Fund, Columbia Variable Portfolio - Emerging Markets Bond Fund and Columbia Variable Portfolio - Managed Volatility Fund (each a series of Columbia Funds Variable Series Trust II and hereafter referred to as the "Funds") as of and for the year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund;
(2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2012.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
February 19, 2013

            Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Funds Variable Series Trust II

In planning and performing our audits of the financial statements of the Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Columbia Wanger U.S. Equities Fund, Variable Portfolio - Marsico Growth Fund, Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - J.P. Morgan Core Bond Fund, Variable Portfolio - Wells Fargo Short Duration Government Fund, Variable Portfolio - Mondrian International Small Cap Fund, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Pyramis(R) International Equity Fund, Variable Portfolio - Invesco International Growth Fund, Variable Portfolio - PIMCO Mortgage-Backed Securities Fund, Variable Portfolio - Jennison Mid Cap Growth Fund, Variable Portfolio - Morgan Stanley Global Real Estate Fund, Variable Portfolio - NFJ Dividend Value Fund, Variable Portfolio - MFS Value Fund, Variable Portfolio - Nuveen Winslow Large Cap Growth Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - American Century Growth Fund, Columbia Variable Portfolio - Limited Duration Credit Fund and Variable Portfolio - Partners Small Cap Growth Fund (each a series of Columbia Funds Variable Series Trust II and hereafter referred to as the "Funds") as of and for the year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2012.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
March 1, 2013

            Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Columbia Funds Variable Series Trust II

In planning and performing our audits of the financial statements of the Columbia Variable Portfolio - Core Equity Fund, Columbia Variable Portfolio - Diversified Bond Fund, Columbia Variable Portfolio - Cash Management Fund, Columbia Variable Portfolio - High Yield Bond Fund, Columbia Variable Portfolio
- Emerging Markets Fund (formerly Columbia Variable Portfolio - Emerging Markets Opportunity Fund), Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund, Variable Portfolio - BlackRock Global Inflation - Protected Securities Fund (formerly Columbia Variable Portfolio - Global Inflation Protected Securities Fund), Variable Portfolio - Sit Dividend Growth Fund (formerly Variable Portfolio - Davis New York Venture Fund), Columbia Variable Portfolio - Large Core Quantitative Fund (formerly Columbia Variable Portfolio
- Dynamic Equity Fund), Columbia Variable Portfolio - Balanced Fund, Columbia Variable Portfolio - Global Bond Fund, Variable Portfolio - Partners Small Cap Value Fund, Variable Portfolio - Victory Established Value Fund (formerly Variable Portfolio - Goldman Sachs Mid Cap Value Fund) (each a series of Columbia Funds Variable Series Trust II and hereafter referred to as the "Funds") as of and for the year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A fund's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2012.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
February 21, 2013